UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 22, 2013

(Date of earliest event reported: November 18, 2013)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 is incorporated by reference in its entirety into this Item 1.02.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

In connection with David L. Kennedy’s appointment as President and Chief Executive Officer of Scientific Games Corporation on November 18, 2013, Mr. Kennedy retired as executive Vice Chairman of the Board of Directors of Revlon, Inc. (“Revlon”) and its wholly owned operating subsidiary, Revlon Consumer Products Corporation ("RCPC" and together the "Company"), and stepped down from his position on the Executive Committee of RCPC’s Board of Directors, in each case effective as of November 18, 2013.  Mr. Kennedy’s retirement is not the result of any disagreement or any issue or concern with the Company’s accounting, financial reporting or internal control over financial reporting.  Mr. Kennedy will continue as a Director and as the non-executive Vice Chairman of the Board of Directors of both Revlon and RCPC.

In connection with his retirement, Mr. Kennedy’s amended and restated employment agreement, dated as of April 24, 2012, a copy of which is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to Revlon’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, filed with the SEC on April 26, 2012, was terminated.  As part of Mr. Kennedy’s retirement, the Company has provided that Mr. Kennedy will continue to remain eligible to receive payments in respect of the following outstanding incentive compensation awards, without pro-ration: (i) all of his $83,333 target 2013 Transitional LTIP award (which has a performance period covering only 2013), payable in or about March 2014, subject to adjustment based upon the level of attainment of the applicable performance factors; (ii) one-half of his $166,667 target 2013/2014 Transitional LTIP award (which has a performance period of 2013 and 2014), but only in respect of its 2013 performance period (totaling $83,333), payable in March 2015, subject to adjustment based upon the level of attainment of the applicable performance factors; (iii) one-third of his $250,000 target 2013 LTIP award (which has a performance period covering 2013, 2014 and 2015), but only in respect of its 2013 performance period (totaling $83,333), payable in March 2016, subject to adjustment based upon the level of attainment of the applicable performance factors; and (iv) his $150,000 target annual bonus in respect of 2013, payable in or about March 2014, subject to adjustment based upon the level of attainment of the applicable performance factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Date: November 22, 2013		Executive Vice President and General Counsel